GUARANTEE AND SECURITY AGREEMENT

     GUARANTEE AND SECURITY AGREEMENT dated as of March 3, 1993 between:

                  CONSOLIDATED CIGAR (PARENT) HOLDINGS INC., a corporation duly organized and validly existing under the laws of Delaware (together with its successors and assigns, the "Parent Guarantor"); and

                  THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent for the lenders party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Agent").

     Consolidated Cigar Corporation, a Delaware corporation ("Cigar"), Congar Newco Inc., a Delaware corporation ("Congar Newco"), Congar International Corp. ("Congar International"), certain lenders and the Agent are parties to a Credit Agreement dated as of February 23, 1993 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said lenders in an aggregate principal or stated amount not exceeding $80,000,000 at any one time outstanding.
     To induce said lenders to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent Guarantor has agreed to guarantee the Guaranteed Obligations (as hereinafter defined) and has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined).
               Accordingly, the parties hereto agree as follows:

     Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

               "Collateral" shall have the meaning ascribed thereto in
Section 4 hereof.

              "Collateral Account" shall have the meaning ascribed thereto in
Section 5.1 hereof.


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              "Guaranteed Obligations" shall have the meaning ascribed
thereto in Section 2.1 hereof.

             "Pledged Stock" shall have the meaning ascribed thereto in
Section 4(a) hereof.

             "Permitted Investments" shall mean Investments of the type referred to in clauses (a) through (c) of the definition of "Permitted Investments" in Section 1.1 of the Credit Agreement.

             "Secured Obligations" shall mean, collectively, (a) the Guaranteed Obligations and (b) all obligations of the Parent Guarantor to the Banks and the Agent hereunder.

             "Secured Parties" shall mean the Agent, the Issuing Bank, the Banks and all other holders of Secured Obligations.

            "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

         Section 2.  The Guarantee.

           2.1 The Guarantee. The Parent Guarantor hereby guarantees to each Bank, the Issuing Bank and the Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Banks to, and the Note(s) held by each Bank of, each Borrower and all other amounts from time to time owing to the Banks or the Agent by the Borrowers under the Credit Agreement and under the Notes and all Reimbursement Obligations and interest thereon, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Parent Guarantor hereby further agrees that if any Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

          2.2 Obligations Unconditional. The obligations of the Parent Guarantor under Section 2.1 hereof are absolute and unconditional, irrespective of the value,

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genuineness, validity, regularity or enforceability of the obligations of the
Borrowers under the Credit Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.2 that the obligations of the Parent Guarantor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Parent Guarantor hereunder which shall remain absolute and unconditional as described above:

                  (i) at any time or from time to time, without notice to the Parent Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (ii) any of the acts mentioned in any of the provisions of the Credit Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be done or omitted;

                  (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Credit Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

                  (iv) any lien or security interest granted to, or in favor of, the Agent or any Bank or Banks as security for any of the Guaranteed Obligations shall fail to be perfected.

The Parent Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and, to the fullest extent permitted by applicable law, all notices whatsoever, and any requirement that the Agent or any Bank exhaust any right, power or remedy or proceed against any Borrower under the Credit Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.


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             2.3 Reinstatement. The obligations of the Parent Guarantor under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of a Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Parent Guarantor agrees that it will indemnify the Agent and each Bank on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by the Agent or such Bank in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

             2.4 Subrogation. The Parent Guarantor hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under the Federal Bankruptcy Code) or otherwise by reason of any payment by it of any Guaranteed Obligations and further agrees with each Borrower for the benefit of each of its creditors (including, without limitation, each Bank and the Agent) that any such payment by it shall constitute a contribution of capital by the Parent Guarantor to such Borrower.

             2.5 Remedies. The Parent Guarantor agrees that, as between the Parent Guarantor and the Banks, the obligations of a Borrower under the Credit Agreement and the Notes may be declared to be forthwith due and payable as provided in Section 10 of the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said
Section 10) for purposes of Section 2.1 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against such Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by such Borrower) shall forthwith become due and payable by the Parent Guarantor for purposes of said Section 2.1.

            2.6 Continuing Guarantee. The guarantee in this Section 2 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

     Section 3. Representations and Warranties. The Parent Guarantor represents and warrants to the Banks and the Agent that:

                  (a) The Parent Guarantor is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Section 4 hereof.

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                  (b) At all times on and after the Closing Date, no Lien will exist upon any Collateral (and no right or option to acquire the same exists in favor of any other Person), except for the pledge and security interest in favor of the Agent for the benefit of the Secured Parties created hereby.

                  (c) The pledge and security interest created hereby will, at the time of its attachment (and assuming continued possession by the Agent of the certificates delivered to the Agent by the Parent Guarantor pursuant to said Section 7.1), constitute a perfected pledge and security interest in and to all of the Collateral.

                  (d) The Pledged Stock represented by the certificates identified in Annex 1 hereto in, and all other Pledged Stock in which the Parent Guarantor shall hereafter grant a security interest pursuant to Section 4 hereof will be, duly authorized, validly issued, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of Cigar, upon the transfer of such Pledged Stock (except for any such restriction contained herein or in the Credit Agreement).

                  (e) The Pledged Stock represented by the certificates identified in Annex 1 hereto constitutes all of the issued and outstanding shares of capital stock of any class of Cigar beneficially owned by the Parent Guarantor on the date hereof (whether or not registered in the name of the Parent Guarantor) and said Annex 1 correctly identifies, as at the date hereof, the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate.

     Section 4. The Pledge. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Parent Guarantor hereby pledges and grants to the Agent, for the benefit of the Secured parties as hereinafter provided, a security interest in all of the Parent Guarantor's right, title and interest in the following property, whether now owned or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

                  (a) the shares of capital stock of Cigar represented by the certificates identified in Annex I hereto and all other shares of capital stock of whatever class of Cigar, now or hereafter owned by the Parent Guarantor, in each case together with the certificates representing the same (collectively, the "Pledged Stock");


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                  (b) all Property (including, without limitation, shares,
         other securities and moneys) representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

                  (c) without affecting the obligations of any Credit Party under any provision prohibiting such action under any Basic Document, in the event of any consolidation or merger in which Cigar is not the surviving corporation, all shares of each class of the capital stock of the successor corporation formed by or resulting from such consolidation or merger;

                  (d) all Indebtedness from time to time owing by Cigar or any of its Subsidiaries to the Parent Guarantor;

                  (e) all payments of principal of and interest on, and all other rights arising with respect to, all Indebtedness from time to time owing by Cigar or any of its Subsidiaries to the Parent Guarantor;

                  (f)  the balance from time to time in the Collateral
         Account; and

                  (g) all proceeds of and to any of the property described in the preceding clauses of this Section 4.

         Section 5.  Cash Proceeds of Collateral.

             5.1 Collateral Account. The Agent has established with Chase a cash collateral account (the "Collateral Account") in the name and under the control of the Agent into which there shall be deposited from time to time the cash proceeds of any of the Collateral required to be delivered to the Agent pursuant hereto and into which the Parent Guarantor may from time to time deposit any additional amounts which the Parent Guarantor wishes to pledge to the Agent for the benefit of the Secured Parties as additional collateral security hereunder. The balance from time to time in the Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. Except as expressly provided in the next sentence, the Agent shall promptly remit the collected balance standing to the credit of the Collateral Account to or upon the order of the Parent Guarantor as the Parent Guarantor shall from time to time instruct. However, at any time

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following the occurrence and during the continuance of an Event of Default, the Agent may (and, if instructed by the Banks as specified in Section 11.9 of the Credit Agreement, shall) in its (or their) discretion apply or cause to be applied (subject to collection) the balance from time to time standing to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in Section 7.9 hereof. The balance from time to time in the Collateral Account shall be subject to withdrawal only as provided herein. In addition to the foregoing, the Parent Guarantor agrees that if the proceeds of any Collateral hereunder shall be received by it, the Parent Guarantor shall, except to the extent otherwise provided in Section 7.4(3) hereof, as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by the Parent Guarantor for and as the property of the Agent and shall not be commingled with any other funds or property of the Parent Guarantor.

             5.2 Investment of Balance in Collateral Account. Amounts on deposit in the Collateral Account shall be invested from time to time in such Permitted Investments as the Parent Guarantor (or, after the occurrence and during the continuance of an Event of Default, the Agent) shall determine, which Permitted Investments shall be held in the name and be under the control of the Agent, provided that at any time after the occurrence and during the continuance of an Event of Default, the Agent may (and, if instructed by the Banks as specified in Section 11.9 of the Credit Agreement, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in
Section 7.9 hereof.

     Section 6. Covenants. The Parent Guarantor agrees that, until the termination of this Agreement pursuant to Section 7.12 hereof:

             6.1 Limitation on Liens on Property. The Parent Guarantor shall not create, incur, assume or suffer to exist any Lien upon any of its Property (including, without limitation, the shares of capital stock of Cigar owned by it), whether now owned or hereafter acquired, except for the Liens created by this Agreement.

             6.2 Holding Company. The Parent Guarantor shall not (a) create, incur, assume or suffer to exist any Indebtedness other than Indebtedness hereunder, (b) engage in any business or transaction other than those associated with holding or administering the assets referred to in the succeeding clause (c) or (c) acquire or hold any assets other than shares of capital stock of Cigar, cash, Permitted Investments (as defined in the Credit Agreement) and rights in respect of transactions referred to in the preceding clause (b).


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             6.3 Notice of Default. Promptly after the Parent Guarantor knows that any Default has occurred, the Parent Guarantor shall, unless a notice of such Default shall have theretofore been given to the Banks by Cigar under Section 9.1 of the Credit Agreement, give to the Agent and each Bank a notice of such Default specifying that such notice is a "Notice of Default" and describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Parent Guarantor has taken or proposes to take with respect thereto.

     Section 7. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 4 hereof, the Parent Guarantor hereby agrees with each Bank and the Agent as follows:

             7.1  Delivery and Other Perfection.  The Parent Guarantor shall:

                  (a) if any of the above-described shares, securities, moneys or property required to be pledged by the Parent Guarantor under clauses (a), (b) and (c) of Section 4 hereof are received by the Parent Guarantor, forthwith either (x) transfer and deliver to the Agent such shares or securities so received by the Parent Guarantor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Agent, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Agent shall deem necessary or (or in the reasonable judgment of the Agent) desirable to duly record the Lien created hereunder in such shares, securities, moneys or property in said clauses (a), (b) and (c);

                  (b) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or (in the reasonable judgment of the Agent) desirable to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, if an Event of Default shall have occurred and be continuing, causing any or all of the Collateral to be transferred of record into the name of the Agent or its nominee (and the Agent agrees that if any Collateral is transferred into its name or the name of its nominee, the Agent will thereafter promptly give to the Parent Guarantor copies of any notices and communications received by it with respect to the Collateral pledged by the Parent Guarantor hereunder);


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                  (c) keep full and accurate books and records relating to the
         Collateral, and stamp or otherwise mark such books and records in such manner as the Agent may reasonably require in order to reflect the security interests granted by this Agreement; and

                  (d) permit representatives of the Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from the Parent Guarantor's books and records pertaining to the Collateral, and (so long as an Event of Default shall have occurred and be continuing) permit representatives of the Agent to be present at the Parent Guarantor's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Parent Guarantor with respect to the Collateral, all in such manner as the Agent may reasonably require.

             7.2 Other Financing Statements and Liens. Without the prior written consent of the Agent (granted with the authorization of the Banks as specified in Section 11.9 of the Credit Agreement), the Parent Guarantor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Agent is not named as the sole secured party for the benefit of the Secured Parties.

             7.3 Preservation of Rights. The Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

             7.4  Collateral.

                  (1) The Parent Guarantor will cause the Collateral to include at all times 100% of the total number of shares of each class of capital stock of Cigar then outstanding.

                  (2) So long as no Event of Default shall have occurred and be continuing, the Parent Guarantor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Collateral for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement, the Notes or any other instrument or agreement referred to herein or therein, provided that the Parent Guarantor agrees that it will not vote the Collateral in any manner that is inconsistent with the terms of this Agreement, the Credit Agreement, the Notes or any such other instrument or agreement; and the Agent shall execute and deliver to the Parent Guarantor or cause to be executed and delivered to the Parent Guarantor all such proxies, powers of attorney, dividend and

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other orders, and all such instruments, without recourse, as the Parent
Guarantor may reasonably request for the purpose of enabling the Parent Guarantor to exercise the rights and powers which it is entitled to exercise pursuant to this Section 7.4(2).

                  (3) Unless and until an Event of Default has occurred and is continuing, the Parent Guarantor shall be entitled to receive and retain, subject in each case to Section 9.9 of the Credit Agreement, (a) any dividends on the Collateral paid in cash out of earned surplus legally available for the payment of dividends and (b) any payments of principal of or interest on any Indebtedness owing by Cigar or any of its Subsidiaries to the Parent Guarantor.

                  (4) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Agent or any Bank exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement, the Notes or any other agreement relating to such Secured Obligation, all dividends, principal, interest and other distributions on the Collateral shall be paid directly to the Agent and retained by it in the Collateral Account as part of the Collateral, subject to the terms of this Agreement, and, if the Agent shall so request in writing, the Parent Guarantor agrees to execute and deliver to the Agent appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend, principal, interest or distribution theretofore paid to the Agent shall, upon request of the Parent Guarantor (except to the extent theretofore applied to the Secured Obligations with respect to such Collateral), be returned promptly by the Agent to the Parent Guarantor.

             7.5 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

                  (a) the Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Agent were the sole and absolute owner thereof (and the Parent Guarantor agrees to take all such action as the Agent may reasonably request to give effect to such right);


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                  (b) the Agent in its discretion may, in its name or in the name of the Parent Guarantor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

                  (c) the Agent may, upon ten Business Days' prior written notice to the Parent Guarantor of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Agent, the Banks or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Agent or any Bank or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Parent Guarantor, any such demand, notice and right or equity being hereby expressly waived and released. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section
7.5 shall be applied in accordance with Section 7.9 hereof.

                  The Parent Guarantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Parent Guarantor acknowledges that any such private sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to

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delay the sale of any Collateral for the period of time necessary to permit
Cigar to register it for public sale.

             7.6 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 7.5 hereof are insufficient to cover the reasonable costs and expenses of such realization and the payment in full of the Secured Obligations, the Parent Guarantor shall remain liable for any deficiency.

             7.7 Removals, Etc. Without at least 30 days' prior written notice to the Agent, the Parent Guarantor shall not (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place other than at the address indicated beneath its signature hereto or at 625 Madison Avenue, New York, New York 10022 or (ii) change its corporate name, or the name under which it does business, from the name shown on the signature pages hereto.

             7.8 Private Sale. The Agent and the Banks shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 7.5 hereof conducted in a commercially reasonable manner. The Parent Guarantor hereby waives any claims against the Agent or any Bank arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

             7.9 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of any item of Collateral pursuant hereto, and any other cash at the time held by the Agent under Section 5 hereof or this Section 7, shall be applied by the
Agent:

                  First, to the payment of the reasonable costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Agent and the reasonable fees and expenses of its agents and counsel, and all reasonable expenses incurred and advances made by the Agent in connection therewith;

                  Next, to the payment of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing; and


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                  Finally, to the payment to the Parent Guarantor, or its
         successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this Section 7, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Parent Guarantor or Cigar.

             7.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Agent is hereby appointed the attorney-in-fact of the Parent Guarantor for the purpose of carrying out the provisions of this Section 7 and taking any action and executing any instruments which are necessary or (in the reasonable judgment of the Agent) desirable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Agent shall be entitled under this Section 7 to make collections in respect of the Collateral, the Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Parent Guarantor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

             7.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, the Parent Guarantor shall deliver to the Agent all certificates identified in Annex 1 hereto.

             7.12 Termination. When the principal of, and all interest accrued on, all Loans and Reimbursement Obligations outstanding shall have been paid in full, all fees and expenses then due and payable under Sections
2.4 and 12.3 of the Credit Agreement shall have been paid in full, all Commitments of the Banks under the Credit Agreement and all Letter of Credit Liabilities shall have expired or been terminated (or provision of cover for all Letters of Credit that have not been fully drawn or expired shall have been made pursuant to Section 12.7(b) of the Credit Agreement), the Collateral shall be released from the Liens created hereby and this Agreement shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the respective Obligors. Upon any such termination, the Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Parent Guarantor.

                        Guaranty and Security Agreement
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                                      13

             7.13 Expenses. The Parent Guarantor agrees to pay to the Agent all reasonable out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Section 7, or performance by the Agent of any obligations of the Parent Guarantor in respect of the Collateral which the Parent Guarantor shall have failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Agent in respect thereof, by litigation or otherwise, and all such expenses shall be Secured Obligations to the Agent secured under Section 4 hereof.

             7.14 Further Assurances. The Parent Guarantor agrees that, from time to time upon the written request of the Agent, the Parent Guarantor will execute and deliver such further documents and do such other acts and things as the Agent may reasonably request in order fully to effect the purposes of this Agreement.

         Section 8. Miscellaneous.

             8.1 No Waiver. No failure on the part of the Agent or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

             8.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

             8.3 Notices. All notices, requests, consents and demands hereunder shall be in writing and telexed, telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

             8.4 Waivers, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Parent Guarantor and

                        Guaranty and Security Agreement
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                                      14
the Agent (with the consent of the Banks as specified in Section 11.9 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Agent and each Bank, each holder of any of the Secured Obligations and the Parent Guarantor.

            8.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Parent Guarantor and the Secured Parties (provided that the Parent Guarantor shall not assign or transfer its rights hereunder without the prior written consent of the Agent).

             8.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

             8.7 Agents. The Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

             8.8 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Banks in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

             8.9 Credit Agreement. The Parent Guarantor hereby agrees
(for the express benefit of the Agent, the Issuing Bank, the Banks and the Borrowers) to take all actions necessary to permit Cigar to comply with all covenants, agreements and other obligations made or undertaken by Cigar in the Credit Agreement. The Parent Guarantor hereby agrees not to assert any claim against the Agent, the Issuing Bank, any Bank, any of their affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein or in any other Basic Document. The Parent Guarantor hereby instructs the counsel referred to in Section 7.1(d) of the Credit Agreement to deliver the opinions referred to in said Section to the Banks, the Issuing Bank and the Agent.


                       Guaranty and Security Agreement
                       -------------------------------

                  IN WITNESS WHEREOF, the parties hereto have caused this Guarantee and Security Agreement to be duly executed and delivered as of the day and year first above written.

                              CONSOLIDATED CIGAR (PARENT)
                                 HOLDINGS INC.


                              By /s/ Joram C. Salig
                                --------------------------
                                 Title: Assistant Secretary

                              Address for Notices:

                              Consolidated Cigar (Parent)
                                 Holdings Inc.
                              c/o Mafco Holdings Inc.
                              38 East 63rd Street
                              New York, New York 10021

                              Telecopier No.: 212-421-1639

                              Telephone No.: 212-688-9000

                              Attention: Corporate Secretary


                              THE CHASE MANHATTAN BANK
                               (NATIONAL ASSOCIATION),
                                as Agent


                              By /s/ Edward G. Lupulty
                                --------------------------
                                 Title:


                        Guaranty and Security Agreement
                        -------------------------------

                             Address for Notices:

                             The Chase Manhattan Bank
                              (National Association)
                             4 Metrotech Center
                             13th Floor
                             Brooklyn, New York 11245

                             Telex No.: 6720516
                             (Answerback:  CMBNYAUW)

                             Telecopier No.: 718-242-6910

                             Telephone No.:  718-242-7979

                             Attention:  New York Agency








                        Guaranty and Security Agreement
                        -------------------------------

                                                                      ANNEX 1


                                 PLEDGED STOCK
                                 -------------





<CAPTION?

                                                     Number of Shares,
Certificate No.            Record Owner              Class and Par Value
- ---------------            ------------              ---------------------
      1                    Parent Guarantor           1,000 shares of common
                                                        stock, par value $1.00
                                                        per share









                        Guaranty and Security Agreement
                        -------------------------------